UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2025

BLACKBOXSTOCKS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Listing Rule 5620

As previously disclosed, on January 7, 2025, Blackboxstocks Inc. (the “Company”) notified the Nasdaq Stock Market LLC (“Nasdaq”) that, as a result of not holding its 2024 annual meeting of the stockholders on or before December 31, 2024, the Company was not in compliance with Nasdaq’s annual meeting requirements as set forth in Nasdaq Listing Rule 5620(a) which requires that each company listing common stock hold an annual meeting of stockholders within one year of the end of each fiscal year. On January 13, 2025, the Company received a notice (the “Annual Meeting Notice”) from the Listing Qualifications Department of Nasdaq stating that, consistent with Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days from the date of the Annual Meeting Notice (i.e., February 27, 2025) to submit a plan to regain compliance, and if Nasdaq accepts such plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end (i.e., June 30, 2025) to regain compliance.

The Company has scheduled its 2024 annual meeting of the stockholders for February 7, 2025 in order to cure the non-compliance and plans to timely submit its plan to regain compliance to the Nasdaq by holding the 2024 annual meeting on such date.

Nasdaq Listing Rule 5605

As previously disclosed, on January 7, 2025, the Company notified Nasdaq that, as a result of Ray Balestri’s passing, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Company’s board of directors to be comprised of Independent Directors, and Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee to be comprised of at least three independent directors. On January 13, 2025, the Company received a notice (the “Director Notice”) from the Listing Qualifications Department of Nasdaq stating that, consistent with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance. Such cure period will either be (i) until the earlier of the Company’s next annual meeting of the stockholders or January 4, 2026, or (ii) if the Company’s next annual meeting of the stockholders is held before July 3, 2025, then no later than July 3, 2025.

The Company is in the process of reviewing and evaluating potential options to regain compliance with Nasdaq Listing Rules 5605(b)(1) and 5605(c)(2)(A) within the cure period provided by Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2025	Blackboxstocks Inc.

	By:	/s/ Gust Kepler
Gust Kepler President and Chief Executive Officer